Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - Douyu [Member]	Jun. 30, 2020 CNY (¥)	Jun. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Accrued payroll and welfare	¥ 136,429,979		¥ 163,309,115
Marketing cost	90,049,508		112,859,994
Payable for repurchase of ordinary shares	0		53,293,800
Deposits	26,579,209		30,566,743
Other tax payable	19,436,104		13,767,363
Others	25,003,182		18,550,109
Total	¥ 297,497,982	$ 42,108,106	¥ 392,347,124